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EXHIBIT 21.1
SCHEDULE OF SUBSIDIARIES OF THE COMPANY

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                                                  STATE OF
                                               INCORPORATION
                                                     OR
          CORPORATE SUBSIDIARIES                ORGANIZATION
          ----------------------               --------------
Avalon Chase Glen, Inc.                           Maryland
Avalon Chase Hampton II, Inc.                     Maryland
Avalon Chase Heritage, Inc.                       Maryland
Lexington Ridge-Avalon, Inc.                      Maryland
Avalon Town View, Inc.                            Maryland
Town Cove Jersey City Urban Renewal, Inc.        New Jersey
Avalon Chase Grove, Inc.                          Maryland
Avalon Town Meadows, Inc.                         Maryland
Avalon 4100 Massachusetts Ave., Inc.              Maryland
Avalon Town Green II, Inc.                        Maryland
Avalon Decoverly, Inc.                            Maryland
Avalon Lake Arbor, Inc.                           Maryland
Avalon Commons, Inc.                              Maryland
Avalon Collateral, Inc.                           Maryland
Town Cove II Jersey City Urban Renewal,
Inc.                                             New Jersey
Avalon Fairway II Inc.                            Maryland
Avalon Ballston II, Inc.                          Maryland
Avalon Oaks, Inc.                                 Maryland
Avalon DownREIT V Inc.                            Maryland
Avalon Development Services, Inc.                 Maryland
Avalon BFG, Inc.                                  Maryland
Avalon Bay Fairlane, Inc.                         Maryland
AvalonBay Services I, Inc.                        Maryland
AvalonBay Services II, Inc.                       Maryland
Bay Asset Group, Inc.                             Maryland
Bay Waterford, Inc.                               Maryland
Bay Development Partners, Inc.                    Maryland
Bay GP, Inc.                                      Maryland
AvalonBay Arna Valley Inc.                        Maryland
AvalonBay Redevelopment Inc.                      Maryland

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